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                                  EXHIBIT 10.7
                    THIRD AMENDMENT DATED DECEMBER 31, 1998
                         TO REVOLVING CREDIT AGREEMENT
                              DATED APRIL 22, 1996


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                  THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of December 31, 1998 (this "Amend"), by and between AMERICAN BUSINESS PRODUCTS, INC., a Georgia corporation (the "Borrower"), and SUNTRUST BANK, ATLANTA, a Georgia banking corporation, and its successors and assigns (the "Bank").

                                   WITNESSETH

         WHEREAS, the Borrower and the Bank executed and delivered that certain Revolving Credit Agreement dated as of April 22, 1996, as amended by that certain First Amendment to Revolving Credit Agreement dated as of August 1, 1997 and by that certain Second Amendment to Revolving Credit Agreement dated as of December 31, 1997 (as further amended or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Bank and the Borrower, pursuant to Section 7.10 of the Credit Agreement, desire to amend the Credit Agreement on the terms and conditions as hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

ss. 1.   DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

ss. 2.   AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

         (a)      Section 1.1 entitled "Definitions", is hereby amended by:

                  (i) deleting the existing definition of "Subsidiary" and substituting the following therefor:

         "Subsidiary" shall mean, with respect to the Borrower, any corporation or other entity (including, without limitation, partnerships, limited liability companies, joint ventures and associations) regardless of its jurisdiction of incorporation, organization or formation, at least a majority of the total combined voting power of all classes of voting stock or other ownership interests of which shall at the time as of which any determination is being made, be owned by the Borrower, either directly or indirectly through one or more other Subsidiaries.


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ss. 3.   REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

         (a) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations and agreements under the Credit Agreement, as amended by this Amendment, are within the corporate authority of the Borrower, have been duly authorized by all requisite corporate action of the Borrower and do not and will not contravene any provision of law or the Borrower's articles of incorporation, by-laws or any stock provision or any amendment thereof or any indenture, agreement, instrument or undertaking binding on the Borrower.

         (b) The Credit Agreement, as amended by this Amendment, remains in full force and effect and constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor's rights.

ss. 4.   MISCELLANEOUS PROVISIONS.

         (a) RATIFICATION. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement effective as of the date hereof.

         (b) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.

         (c) GOVERNING LAW. This Amendment shall be governed by and construed and interpreted in accordance with the law of the State of Georgia.


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IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be duly executed, under seal (of the Borrower only), by their respective duly authorized officers as of the day and year first above written.

                                    AMERICAN BUSINESS PRODUCTS, INC.

                                    By:     /s/ Richard G. Smith
                                       -------------------------------
                                    Name:  Richard G. Smith
                                    Title: VP/CFO

                                    Attest: /s/ John H. Karr
                                           ---------------------------
                                    Name:  John H. Karr
                                    Title: Asst. Secretary

                                             [CORPORATE SEAL]

                                    SUNTRUST BANK, ATLANTA
                                    By:      /s/ Jenna H. Kelly
                                       -------------------------------
                                    Name:  Jenna H. Kelly
                                    Title: Vice President

                                    By:     /s/ J. Scott Deving
                                       -------------------------------
                                    Name:  J. Scott Deving
                                    Title: Assistant Vice President